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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

Date of Report (Date of earliest event reported):  August 31, 2001

                                 IMMUNOGEN, INC.
               (Exact name of registrant as specified in its Charter)

Massachusetts                        0-17999                   04-2726691
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)            Identification No.)

         128 Sidney Street, Cambridge, Massachusetts      02139
         (Address of principal executive offices)       (Zip Code)

            Registrant's telephone number, including area code: (617) 995-2500


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 31, 2001, ImmunoGen, Inc. (the Company) engaged Ernst & Young (E&Y) as its independent certifying accountants for the year ending June 30, 2002. In connection with this engagement, the Company dismissed PricewaterhouseCoopers LLP (PWC), its prior independent certifying accountants, effective upon completion of their audit of the Company's financial statements for the year ended June 30, 2001. The engagement of E&Y and the dismissal of PWC was recommended by the Audit Committee of the Company's Board of Directors and approved by its Board of Directors.

The reports of PWC with respect to the Company for fiscal years 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 1999 and 2000 and through August 31, 2001, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such years.

During fiscal years 1999 and 2000 and through August 31, 2001, the Company did not consult with E&Y regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or reportable event with PWC.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that PWC furnish it with a letter addressed to the SEC stating whether or not PWC agrees with the above statements. A copy of such letter, dated September 7, 2001, is filed as Exhibit 16 to this Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

Exhibit 16 Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated September 7, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              ImmunoGen, Inc.
                                              (Registrant)

Date:    September 7, 2001                    By: /s/ GREGG D. BELOFF
                                                  -----------------------
                                                  Gregg D. Beloff
                                                  Chief Financial Officer, Vice
                                                  President, Finance


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INDEX TO EXHIBITS TO FORM 8-K

EXHIBIT           DESCRIPTION

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 7, 2001